EXHIBIT 10.24

                   SEPARATION AGREEMENT AND RELEASE OF CLAIMS


THIS SEPARATION AGREEMENT AND RELEASE OF CLAIMS ("Agreement") is made between STAN KOLARIC ("Kolaric") and ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. and all of its subsidiaries and affiliated companies (collectively hereafter "ESW" or "the Company") and shall become effective on the Effective Date as set forth herein.

                                    RECITALS

WHEREAS, Kolaric has been retained by ESW as a consultant pursuant to an Agreement dated December 1, 2004 (the "Consulting Agreement"), and further Kolaric was nominated to and subsequently elected to serve as a member of the Company's Board of Directors on June 23, 2005 and is currently serving as such ;and

WHEREAS, the parties hereto desire to end these relationships, and to settle, fully, finally and amicably, all claims against each other, including, but not limited to the termination of these Agreements.

NOW, THEREFORE, in order to provide said benefits and, in consideration of the mutual promises, covenants and representations set forth below and other good and valuable consideration, the parties agree as follows:

1. RELINQUISHMENT OF POSITIONS

Pursuant to this Agreement, Kolaric acknowledges that the Consulting Agreement with the Company has terminated effective as of October 5, 2006 (the "Termination Date"). Further, Kolaric agrees to voluntarily resign as a director of the Company effective February 1, 2007. (the "Resignation Date").

2. PAYMENT OF GOOD AND VALUABLE CONSIDERATION

         a. Following the execution of this Separation Agreement and Release of Claims (the "Separation Agreement") the Company or a subsidiary of the Company will in accordance with the Consulting Agreement and this Separation Agreement, will pay Kolaric monetary payments totaling $100,000 USD. Payments are to be made in accordance with SCHEDULE A annexed hereto.

         b. It is expressly understood that the payments made under this Agreement constitute good and valuable consideration on the part of the Company in satisfaction of any obligations under the Consulting Agreement and for the release and satisfaction of any and all claims Kolaric may have against the Company both under his Consulting Agreement and or from his service as a director of the Company from the beginning of time until the Resignation Date as defined in this Agreement. It is further understood that ESW will have no right of setoff to its payment obligations under this Agreement, and that this Agreement is irrevocable, non-cancelable and is not subject to early termination for any reason whatsoever.

         c. Notwithstanding anything to the contrary in this Agreement, the Company's Stock Option Plan (the "Plan") or any other option plans or option agreements under which Kolaric may have received options, nothing herein shall prevent Kolaric from exercising any vested options pursuant to the Company's applicable stock option plans with the term to exercise all options expiring at the end of the term as provided for under the specific option(s) or eighteen
(18) months from the Resignation Date, whichever is the longer.

         d. All valid and supported expenses incurred by Kolaric, prior to the Resignation Date as reflected on SCHEDULE B to this Agreement, will be paid by the Company concurrent with the effective date of this Separation Agreement.

         e. In the event that Kolaric should die or become incapacitated, all payments being made to Kolaric under this Separation Agreement, will be paid in accordance with the terms of this Agreement, to Kolaric's Estate or his duly appointed personal representative as the case may be.

         f. All payments made by the Company, under this Agreement, shall be forwarded to an address so designated in writing by Kolaric or his legal counsel, from time to time.

         g. The Company will assist Kolaric in the filing of any and all beneficial ownership reports required to be filed, pursuant to the Securities Exchange Act of 1934, as amended.

         h. All payments made to Kolaric under this Agreement including the issuance of Common Stock will be reported appropriate taxing authorities as required.

3. INDEMNIFICATION AGAINST CLAIMS

Except in cases of fraud or gross negligence, ESW agrees to indemnify and hold Kolaric harmless from any liability, claims, demands, costs, expenses and attorneys' fees incurred by him as a result of any actions by him in the course of his services as a Director of the Company to the extent other directors would be so indemnified pursuant to applicable law. ESW further agrees to use its best efforts to provide continued insurance coverage for Kolaric under the Company's director and officer liability insurance policy, otherwise known as tail insurance for a minimum period of three (3) years from the Resignation Date.

4. NON-DISCLOSURE OF TRADE SECRETS AND CONFIDENTIAL INFORMATION

Kolaric understands and agrees that, in the course of his association with ESW, he has acquired confidential information and trade secrets concerning the operations of ESW and its future plans and methods of doing business, which information Kolaric understands and agrees would be damaging to ESW if disclosed to a competitor or made available to any other person or corporations. Kolaric understands and agrees that such information either has been developed by him or divulged to him in confidence, and he understands and agrees that he will keep all such information secret and confidential. Furthermore, Kolaric agrees that, on or before the Effective Date of this Agreement, he will turn over to ESW all Company confidential files, records, and other documents. In addition, Kolaric will return all property in his possession owned by ESW.

5. NON-SOLICITATION

Kolaric further agrees that he will not solicit or participate or assist in any way in the solicitation of any employee at ESW for employment by any other company. However, Kolaric will not violate this provision if said employee pursues a position with Kolaric's future employer or Company that Kolaric is associated with, without any encouragement or involvement direct or indirect of Kolaric.

6. NO OTHER CLAIMS

Kolaric represents and warrants that he has not filed against ESW or any of its representatives, any claim, complaint, charge or suit, with any federal, state or other agency, court, board, office or other forum or entity as of the Effective Date.

7. GENERAL RELEASE

         a. As a material inducement to ESW to enter into this Agreement, Kolaric, on behalf of himself and his heirs, executors, administrators, successors and assigns, does hereby irrevocably and unconditionally release, acquit and forever discharge ESW, and its divisions, subsidiaries, affiliates and all owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, and attorneys, acting by, through, under or in concert with ESW or any parent, subsidiary or related entity, from any and all charges, complaints, grievances, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, joint or several, which Kolaric has had or may hereafter claim to have had, against ESW by reason of any matter, act, omission, cause or event whatever from the beginning of time to the Resignation Date ("Claims"); other than those obligations set forth in this Agreement. Kolaric acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Kolaric was already entitled. Kolaric further acknowledges that he has been advised by this writing that: (a) he should consult with an attorney PRIOR to executing this Agreement;
(b) he has twenty-one (21) days within which to consider this Agreement; (c) he has seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; (d) this Agreement shall not be effective until after the revocation period has expired. In the event Kolaric signs this Agreement and returns it to the Company in less than the 21-day period identified above, Kolaric hereby acknowledges that he has freely and voluntarily chosen to waive the time period allotted for considering this Agreement.

         b. As a material inducement to Kolaric to enter into this Agreement, and except in cases of fraud or gross negligence, ESW, and its divisions, subsidiaries, affiliates and all predecessors, successors, assigns and agents, to the extent permissible by law, do hereby irrevocably and unconditionally release, acquit and forever discharge Kolaric, from any and all charges, complaints, grievances, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, joint or several, which ESW has had or may hereafter claim to have had, against Kolaric by reason of any matter, act, omission, cause or event whatever from the beginning of time to the Resignation Date ("Claims"); other than those obligations of Kolaric set forth in this Agreement.

This release and waiver of Claims specifically includes, but without limiting the foregoing general terms, the following: Any and all Claims which might have been asserted by Kolaric in any suit, claim, or charge, for or on account of any matter or things whatsoever that has occurred up to and including the date of this Agreement, under any and all laws, statutes, orders, regulations, or any Claim in contract or tort.

8. RELEASE OF UNKNOWN OR UNSUSPECTED CLAIMS

Except as stated herein, for the purpose of implementing a full and complete release and discharge of the parties hereto, Kolaric expressly acknowledges that this Agreement is intended to include in its effect, without limitation, all Claims which the parties have against one another but do not know or suspect to exist in their favor at the time of execution hereof, which if known or suspected by them would materially affect their decision to execute this release.

9. FUTURE LITIGATION OR ANTICIPATED LITIGATION

Kolaric agrees that he shall make himself reasonably available to the Company and its counsel to assist in, cooperate with or otherwise testify in connection with any litigation where his participation or assistance is needed or required by law. ESW agrees that it shall make its employees and directors reasonably available to Kolaric and his counsel to assist in, cooperate with, or otherwise testify in connection with any litigation where its participation or assistance is needed or required by law.

10. NONDISPARAGEMENT

Kolaric agrees that he will not disparage ESW, and its officers, directors or employees. ESW's officers and directors agree that they will not disparage Kolaric.

11. OTHER RELIEF

The parties agree that any dispute, controversy or claim between the parties arising out of, or relating to this Agreement, or any breach or asserted breach thereof, shall be determined and settled by arbitration in accordance with the rules of the American Arbitration Association in effect at the time the arbitration commences. The prevailing party in such arbitration shall be entitled to its reasonable costs and expenses (including reasonable attorneys' fees) in such arbitration as part of the award. Judgment on the award may be entered in any court having jurisdiction thereof, and the parties specifically reserve all rights to appeal such judgment as if it were rendered in a court of law.

12. DISCLOSURE OF SEPARATION

ESW shall file the appropriate report with the Securities and Exchange Commission (the "SEC") concerning Kolaric's resignation. Kolaric acknowledges that said filing with the SEC is required and consents to same.

13. BINDING AGREEMENT

This Agreement shall be binding upon Kolaric and ESW and their respective heirs, administrators, representatives, executors, successors and assigns and shall inure to the benefit of the parties hereto and their representatives, and each of them, and to their heirs, administrators, representatives, executors, successors and assigns.

14. ATTORNEY'S FEES

Each party agrees to pay its own costs and attorneys' fees incurred in achieving the settlement and release of this matter. If any party defaults under the terms of this Agreement, and the other party employs an attorney to enforce or interpret the terms of this Agreement, or to obtain a declaration of rights under this Agreement, whether or not legal proceedings are commenced, then such other party shall be entitled to recover from the defaulting party all attorneys' fees, costs and expenses incurred. If a party commences an action against the other to enforce or interpret the terms of this Agreement, or to obtain a declaration of rights under this Agreement, the prevailing party shall be entitled to all attorneys' fees, costs and expenses incurred in such action or any appeal or enforcement of such action.

15. NON-RELIANCE

Other than as expressly set forth in this Agreement, Kolaric and ESW represent and acknowledge that in executing this Agreement they did not rely upon and they have not relied upon any representation nor statement made by any of the parties hereto or by any of their agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise.

16. AGREEMENT OBLIGATES, EXTENDS AND INURES

The provisions of this Agreement shall be deemed to obligate, extend and inure to the benefit of the legal successors, assigns, transferees, grantees, heirs, shareholders, officers and directors of each signatory party hereto, and to those who may assume any or all of the above-described capacities subsequent to the execution and Resignation Date of this Agreement.

17. NON-ADMISSION OF LIABILITY

This Agreement shall not in any way be construed as an admission by ESW that it has acted in any manner in violation of the common law or in violation of any federal, state or local statute or regulation.

18. METHOD OF EXECUTION

This Agreement may be executed in counterparts and each counterpart shall be deemed a duplicate original.

19. APPLICABLE LAW

This Agreement is deemed to have been made and entered into in the State of Florida and shall in all respects be interpreted, enforced and governed under the laws of said State. The language of all parts of this Agreement shall in all causes be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

20. SEVERABILITY

The provisions of this Agreement are severable, and should any provision of this Agreement be declared or be determined by any arbitrator or court to be illegal or invalid, any such provision shall be stricken, and the validity of the remaining parts, terms or provisions shall not be affected.

21. ENTIRE AGREEMENT

This Agreement sets forth the entire agreement between the parties and fully supersedes any and all prior agreements or understandings between the parties pertaining to the same subject matter, further, this Agreement may not be changed except by explicit written agreement by the parties hereto.

22. NOTICES

All notices under this Agreement are to be in writing and delivered by overnight courier and are deemed effective upon receipt. If to:

                  Company:

                  Environmental Solutions Worldwide, Inc.

                  335 Connie Crescent
                  Ontario L4K 5R2
                  Canada

                           With a copy to:

                           Baratta, Baratta & Aidala, LLP

                           597 Fifth Avenue
                           New York, NY  10017
                           Attn: Joseph A. Baratta, Esq.

                  If to Kolaric:

                  16775 Humber Station Rd.
                  Caledon Ontario L7E 3A5
                  Canada

The parties further acknowledge that this Agreement has been entered into without fraud, duress, undue influence or mistake, and that upon the Resignation Date (as defined herein), that this Agreement is not subject to rescission.

                                   SIGNATURES



Date:                                By: Stan  Kolaric
       ----------------                 -------------------------

Date:  ________________              Environmental Solutions Worldwide, Inc.





















 [Signature Page to ESW - Kolaric Consulting and Director Separation Agreement]

                                                                       Exhibit A

                                Payment Schedule


Payment # 1 - $33,333.00 USD to be made within one (1) business day of the execution of the Separation Agreement and Release of Claims to which this Schedule forms a part thereof.

Payment # 2 - $33,333.00 USD to be made on or before the fifteenth business day of February 2007.

Payment #3 - $33,334.00 USD to be made on or before the last business day of March 2007.

                                                                       Exhibit B

                                      EXPENSES


                      Bell Mobility ..................... 379.82
                      Gasoline .......................... 105.00
                      Lunch .............................  48.37
                      Etr toll (4 Month) ................ 240.84
                      Bell satellite ....................  35.24
                                                         --------------
                          TOTAL EXPENSES                 809. 27 Can. $

                   SEPARATION AGREEMENT AND RELEASE OF CLAIMS


THIS SEPARATION AGREEMENT AND RELEASE OF CLAIMS ("Agreement") is made between STAN KOLARIC ("Kolaric") and ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. and all of its subsidiaries and affiliated companies (collectively hereafter "ESW" or "the Company") and shall become effective on the Effective Date as set forth herein.

                                    RECITALS

WHEREAS, Kolaric had been retained by ESW as an Executive Officer pursuant to an Agreement dated December 1, 2004 (the "Employment Agreement"), which was terminated by the Company effective October 5, 2006;

WHEREAS the parties hereto desire to set forth the terms of the cessation of this relationship, and to settle, fully, finally and amicably, all claims against each other, including, but not limited to the termination of the Agreement.

NOW, THEREFORE, in order to provide said benefits and, in consideration of the mutual promises, covenants and representations set forth below and other good and valuable consideration, the parties agree as follows:

1. CONFIRMATION OF CESSATION OF EMPLOYMENT AGREEMENT AND RELINQUISHMENT OF POSITION

Pursuant to this Agreement, Kolaric agrees that his position as Chief Executive Officer of the Company pursuant to the Employment Agreement ended effective as of October 5, 2006 and that any other employment position he held with the Company also ended as of October 5, 2006 (the "Effective Date").

2. PAYMENT OF GOOD AND VALUABLE CONSIDERATION

         a. Following the execution of this Separation Agreement and Release of Claims (the "Separation Agreement") the Company will pay Kolaric the sum of ten ($10.00) USD representing good and valuable consideration.

         b. Notwithstanding anything to the contrary in this Agreement, the Company's Stock Option Plan (the "Plan") or any other option plans or option agreements under which Kolaric may have received options, nothing herein shall prevent Kolaric from exercising any vested options pursuant to the Company's applicable stock option plans with the term to exercise all options expiring at the end of the term as provided for under the specific option(s).

         c. The Company will assist Kolaric in the filing of any and all beneficial ownership reports required to be filed, pursuant to the Securities Exchange Act of 1934, as amended.

         d. All payments made to Kolaric under this Agreement including the issuance of Common Stock will be disclosed to appropriate tax authorities as necessary.

3. INDEMNIFICATION AGAINST CLAIMS

Except in cases of fraud or gross negligence, ESW agrees to indemnify and hold Kolaric harmless from any liability, claims, demands, costs, expenses and attorneys' fees incurred by him as a result of any actions by him in the course of his services as an Officer of the Company to the extent other officers would be so indemnified pursuant to applicable law. ESW further agrees to use its best efforts to provide continued insurance coverage for Kolaric under the Company's director and officer liability insurance policy, otherwise known as tail insurance for a minimum period of three (3) years from the Resignation Date.

4. NON-DISCLOSURE OF TRADE SECRETS AND CONFIDENTIAL INFORMATION

Kolaric understands and agrees that, in the course of his association with ESW, he has acquired confidential information and trade secrets concerning the operations of ESW and its future plans and methods of doing business, which information Kolaric understands and agrees would be damaging to ESW if disclosed to a competitor or made available to any other person or corporations. Kolaric understands and agrees that such information either has been developed by him or divulged to him in confidence, and he understands and agrees that he will keep all such information secret and confidential. Furthermore, Kolaric agrees that, on or before the Effective Date of this Agreement, he will turn over to ESW all Company confidential files, records, and other documents. In addition, Kolaric will return all property in his possession owned by ESW.

5. NON-SOLICITATION

Kolaric further agrees that he will not solicit or participate or assist in any way in the solicitation of any employee at ESW for employment by any other company. However, Kolaric will not violate this provision if said employee pursues a position with Kolaric's future employer or Company that Kolaric is associated with, without any encouragement or involvement direct or indirect of Kolaric.

6. NO OTHER CLAIMS

Kolaric represents and warrants that he has not filed against ESW or any of its representatives, any claim, complaint, charge or suit, with any federal, state or other agency, court, board, office or other forum or entity as of the Effective Date.

7. GENRAL RELEASE

         a. As a material inducement to ESW to enter into this Agreement, Kolaric, on behalf of himself and his heirs, executors, administrators, successors and assigns, does hereby irrevocably and unconditionally release, acquit and forever discharge ESW, and its divisions, subsidiaries, affiliates and all owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, and attorneys, acting by, through, under or in concert with ESW or any parent, subsidiary or related entity, from any and all charges, complaints, grievances, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, joint or several, which Kolaric has had or may hereafter claim to have had, against ESW by reason of any matter, act, omission, cause or event whatever from the beginning of time to the Resignation Date ("Claims"); other than those obligations set forth in this Agreement. Kolaric further acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Kolaric agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Kolaric acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Kolaric was already entitled. Kolaric further acknowledges that he has been advised by this writing that: (a) he should consult with an attorney PRIOR to executing this Agreement; (b) he has ----- twenty-one (21) days within which to consider this Agreement; (c) he has seven
(7) days following the execution of this Agreement by the parties to revoke the Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Kolaric from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law. In the event Kolaric signs this Agreement and returns it to the Company in less than the 21-day period identified above, Kolaric hereby acknowledges that he has freely and voluntarily chosen to waive the time period allotted for considering this Agreement.

         b. As a material inducement to Kolaric to enter into this Agreement, and except in cases of fraud or gross negligence, ESW, and its divisions, subsidiaries, affiliates and all predecessors, successors, assigns and agents, to the extent permissible by law, do hereby irrevocably and unconditionally release, acquit and forever discharge Kolaric, from any and all charges, complaints, grievances, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown, suspected or unsuspected, joint or several, which ESW has had or may hereafter claim to have had, against Kolaric by reason of any matter, act, omission, cause or event whatever from the beginning of time to the Resignation Date ("Claims"); other than those obligations of Kolaric set forth in this Agreement.

This release and waiver of Claims specifically includes, but without limiting the foregoing general terms, the following: Any and all Claims which might have been asserted by Kolaric in any suit, claim, or charge, for or on account of any matter or things whatsoever that has occurred up to and including the date of this Agreement, under any and all laws, statutes, orders, regulations, or any Claim in contract or tort.

8. RELEASE OF UNKNOWN OR UNSUSPECTED CLAIMS

Except as stated herein, for the purpose of implementing a full and complete release and discharge of the parties hereto, Kolaric expressly acknowledges that this Agreement is intended to include in its effect, without limitation, all Claims which the parties have against one another but do not know or suspect to exist in their favor at the time of execution hereof, which if known or suspected by them would materially affect their decision to execute this release.

9. FUTURE LITIGATION OR ANTICIPATED LITIGATION

Kolaric agrees that he shall make himself reasonably available to the Company and its counsel to assist in, cooperate with or otherwise testify in connection with any litigation where his participation or assistance is needed or required by law. ESW agrees that it shall make its employees and directors reasonably available to Kolaric and his counsel to assist in, cooperate with, or otherwise testify in connection with any litigation where its participation or assistance is needed or required by law.

10. NONDISPARAGEMENT

Kolaric agrees that he will not disparage ESW, and its officers, directors or employees. ESW's officers and directors agree that they will not disparage Kolaric.

11. OTHER RELIEF

The parties agree that any dispute, controversy or claim between the parties arising out of, or relating to this Agreement, or any breach or asserted breach thereof, shall be determined and settled by arbitration in accordance with the rules of the American Arbitration Association in effect at the time the arbitration commences. The prevailing party in such arbitration shall be entitled to its reasonable costs and expenses (including reasonable attorneys' fees) in such arbitration as part of the award. Judgment on the award may be entered in any court having jurisdiction thereof, and the parties specifically reserve all rights to appeal such judgment as if it were rendered in a court of law.

12. DISCLOSURE OF SEPARATION

ESW shall file the appropriate report with the Securities and Exchange Commission (the "SEC") concerning Kolaric's separation. Kolaric acknowledges that said filing with the SEC is required and consents to same.

13. BINDING AGREEMENT

This Agreement shall be binding upon Kolaric and ESW and their respective heirs, administrators, representatives, executors, successors and assigns and shall inure to the benefit of the parties hereto and their representatives, and each of them, and to their heirs, administrators, representatives, executors, successors and assigns.

14. ATTORNEY'S FEES

Each party agrees to pay its own costs and attorneys' fees incurred in achieving the settlement and release of this matter. If any party defaults under the terms of this Agreement, and the other party employs an attorney to enforce or interpret the terms of this Agreement, or to obtain a declaration of rights under this Agreement, whether or not legal proceedings are commenced, then such other party shall be entitled to recover from the defaulting party all attorneys' fees, costs and expenses incurred. If a party commences an action against the other to enforce or interpret the terms of this Agreement, or to obtain a declaration of rights under this Agreement, the prevailing party shall be entitled to all attorneys' fees, costs and expenses incurred in such action or any appeal or enforcement of such action.

15. NON-RELIANCE

Other than as expressly set forth in this Agreement, Kolaric and ESW represent and acknowledge that in executing this Agreement they did not rely upon and they have not relied upon any representation nor statement made by any of the parties hereto or by any of their agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise.

16. AGREEMENT OBLIGATES, EXTENDS AND INURES

The provisions of this Agreement shall be deemed to obligate, extend and inure to the benefit of the legal successors, assigns, transferees, grantees, heirs, shareholders, officers and directors of each signatory party hereto, and to those who may assume any or all of the above-described capacities subsequent to the execution and Resignation Date of this Agreement.

17. NON-ADMISSION OF LIABILITY

This Agreement shall not in any way be construed as an admission by ESW that it has acted in any manner in violation of the common law or in violation of any federal, state or local statute or regulation.

18. METHOD OF EXECUTION

This Agreement may be executed in counterparts and each counterpart shall be deemed a duplicate original.

19. APPLICABLE LAW

This Agreement is deemed to have been made and entered into in the State of Florida and shall in all respects be interpreted, enforced and governed under the laws of said State. The language of all parts of this Agreement shall in all causes be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

20. SEVERABILITY

The provisions of this Agreement are severable, and should any provision of this Agreement be declared or be determined by any arbitrator or court to be illegal or invalid, any such provision shall be stricken, and the validity of the remaining parts, terms or provisions shall not be affected.

21. ENTIRE AGREEMENT

This Agreement sets forth the entire agreement between the parties and fully supersedes any and all prior agreements or understandings between the parties pertaining to the same subject matter, further, this Agreement may not be changed except by explicit written agreement by the parties hereto.

22. NOTICES

All notices under this Agreement are to be in writing and delivered by overnight courier and are deemed effective upon receipt. If to:

                  Company:

                  Environmental Solutions Worldwide, Inc.

                  335 Connie Crescent
                  Ontario L4K 5R2
                  Canada

                           With a copy to:

                           Baratta, Baratta & Aidala, LLP

                           597 Fifth Avenue
                           New York, NY  10017
                           Attn: Joseph A. Baratta, Esq.

                  If to Kolaric:

                  16775 Humber Station Rd.
                  Caledon Ontario L7E 3A5
                  Canada


                  The parties further acknowledge that this Agreement has been entered into this 1st day of February 2007 without fraud, duress, undue influence or mistake, , that this Agreement is not subject to rescission.

                                   SIGNATURES



Date:
       -------------------              -------------------------------------
                                        Stan  Kolaric
Date:  ___________________              Environmental Solutions Worldwide, Inc.

                                        By:___________________________________